UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

INGLES MARKETS, INCORPORATED
(Name of Registrant as Specified in Its Charter)

GAMCO ASSET MANAGEMENT INC. MARIO GABELLI JUSTYN R. PUTNAM JOHN “JACK” R. LOWDEN
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED DECEMBER 15, 2017

GAMCO ASSET MANAGEMENT INC.

___________________, 201[ ]

Dear Fellow Stockholder:

GAMCO Asset Management Inc., Mario J. Gabelli and certain of their affiliates (collectively, “GAMCO” or “we”) are the beneficial owners of an aggregate of 2,330,746 shares of Class A common stock, $0.05 par value per share (the “Class A Common Stock”), of Ingles Markets, Incorporated, a North Carolina corporation (the “Company”), representing approximately 16.5% of the outstanding shares of Class A Common Stock. We are seeking your support at the annual meeting of stockholders scheduled to be held at the [           ] on [                  ], at [            ] (local time) including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), to elect GAMCO’s two (2) director nominees, Justyn R. Putnam and John “Jack” R. Lowden (collectively, the “Nominees”), to the Board of Directors of the Company (the “Board”) to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified.

As further discussed in the attached Proxy Statement, we believe that the Company is in urgent need of independent stockholder representatives on the Board in light of the Ingles family’s controlling ownership and the lack of independent directors on the Board. We believe these factors have resulted in poor corporate governance practices and a lack of transparency for all stockholders.

The Board is currently composed of eight directors, all of whom are up for election at the Annual Meeting. In accordance with the Company’s Articles of Incorporation and Bylaws, two of the eight directors will be elected by a vote of the holders of the Class A Common Stock, voting as a separate class, and the remaining six directors will be elected by a vote of the holders of the Class B common stock, voting as a separate class. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect our two (2) Nominees in opposition to the Company’s two (2) nominees to be elected by a vote of the holders of the Class A Common Stock. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to maximize stockholder value. However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value at the Company.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today. The attached Proxy Statement and the enclosed BLUE proxy card are first being furnished to the stockholders on or about [ ], 201[ ].

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact GAMCO at our address listed below.

Thank you for your support.

/s/ William S. Selby

William S. Selby
Managing Director
GAMCO Asset Management Inc.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of GAMCO’s proxy materials,

please contact GAMCO at the phone number listed below.

GAMCO Asset Management Inc.

One Corporate Center

Rye, New York 10580

(800) 422-3554

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED DECEMBER 15, 2017

2018 ANNUAL MEETING OF STOCKHOLDERS
OF
INGLES MARKETS, INCORPORATED
_________________________

PROXY STATEMENT
OF
GAMCO ASSET MANAGEMENT INC.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

GAMCO Asset Management Inc. (“GAMCO Asset Management”), Mario J. Gabelli and certain of their affiliates (collectively, “GAMCO” or “we”) are significant stockholders of Ingles Markets, Incorporated, a North Carolina corporation (“Ingles Markets” or the “Company”), owning in the aggregate approximately 16.5% of the outstanding shares of Class A common stock, $0.05 par value per share (the “Class A Common Stock”), of the Company. We are seeking representation on the Board of Directors of the Company (the “Board”) because we believe that the Board could be improved by the addition of independent stockholder representatives who will bring fresh perspectives and greater objectivity to exploring all opportunities to unlock stockholder value. We are seeking your support at the annual meeting of stockholders scheduled to be held at the [                                ] on [                                ], at [          ] (local time) (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), to elect GAMCO’s two (2) director nominees, Justyn R. Putnam and John “Jack” R. Lowden (each a “Nominee” and, collectively, the “Nominees”), in opposition to two (2) of the Company’s nominees, to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified.

The Board is currently composed of eight directors, all of whom are up for election at the Annual Meeting. In accordance with the Company’s Articles of Incorporation and Bylaws, two of the eight directors will be elected by a vote of the holders of the Class A Common Stock, voting as a separate class, and the remaining six directors will be elected by a vote of the holders of the Class B common stock, $0.05 par value per share (the “Class B Common Stock”), voting as a separate class. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect our two (2) Nominees in opposition to the Company’s two (2) nominees to be elected by a vote of the holders of the Class A Common Stock. Accordingly, the enclosed BLUE proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to maximize stockholder value. However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value at the Company.

As of the date hereof, GAMCO collectively owns 2,330,746 shares of Class A Common Stock, constituting approximately 16.5% of the outstanding shares of Class A Common Stock. We intend to vote such shares of Class A Common Stock FOR the election of the Nominees.

The Company has set the close of business on [       ], 2017 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company P.O. Box 6676, Asheville, North Carolina 28816. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [       ] shares of Class A Common Stock outstanding and [       ] of Class B Common Stock.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH GAMCO IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

GAMCO URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at

[__________________]

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IMPORTANT

Your vote is important, no matter how few shares of Class A Common Stock you own. GAMCO urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Nominees.

•	If your shares of Class A Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to GAMCO in the enclosed postage-paid envelope today.
•	If your shares of Class A Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Class A Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Class A Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

GAMCO Asset Management Inc.

One Corporate Center

Rye, New York 10580

(800) 422-3554

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BACKGROUND TO THE SOLICITATION

The following is a chronology of the material events leading up to this proxy solicitation.

•	On October 27, 2017, GAMCO filed a Schedule 13D amendment with the Item 4 language below:

“In light of the upcoming deadline to submit director nominations for consideration at the Issuer’s 2018 Annual Meeting of Stockholders, GAMCO, on behalf of its investment advisory clients, intends on submitting nominations of one or more individuals for election to the Issuer’s Board of Directors.”

•	On November 10, 2017, GAMCO’s Proxy Voting Committee sent a private letter to Ingles Markets’ CFO/Director Ron Freeman which detailed GAMCO’s general policies to maximize value for all stockholders with respect to the portfolio companies in which GAMCO has an investment. The letter also described the committee’s efforts to identify portfolio companies where stockholders may benefit from representation in the boardroom and offered the opportunity to discuss its views on corporate governance.
•	On November 14, 2017, GAMCO filed a Schedule 13D amendment with the Item 4 language below:

“On November 14, 2017, GAMCO, on behalf of its investment advisory clients, sent notice to the Issuer of its intent to nominate Mr. Justyn R. Putnam and Mr. John R. Lowden as candidates for election by Class A Stockholders to the Board of Directors of the Issuer at the Issuer’s 2018 Annual Meeting of Stockholders.”

•	On November 22, 2017, Ingles Markets’ CFO Ron Freeman emailed GAMCO in response to our November 10th letter offering to speak during the week of November 27th. A conversation between Mr. Freeman and GAMCO has not occurred to date.

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 REASONS FOR THE SOLICITATION

As we state in our Magna Carta of Stockholder Rights, we are neither for nor against management. We are for stockholders.

We Believe that Stockholder Representation in the Boardroom is Critical in light of the Company’s Capital Structure

Holders of the Company’s Class A Common Stock, voting as a class, elect two (2) directors (the “Class A Directors”), and the holders of the Company’s Class B Common Stock, voting as a class, elect six (6) directors (the “Class B Directors”). According to the Company’s 2017 proxy statement, the Ingles’ family owns approximately 29.7% of the outstanding Class A Common Stock and 91.4% of the outstanding Class B Common Stock.

Unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act, holders of Class A Common Stock and Class B Common Stock vote as a single class with respect to other matters. In any such vote, holders of Class A Common Stock are entitled to one (1) vote per share while holders of Class B Common Stock are entitled to ten (10) votes per share. According to the Company’s 2017 proxy statement, the Ingles’ family holds approximately 74.9% of the total voting power with respect to these matters.

We believe that the Company’s capital structure demonstrates the urgent need for holders of the Class A Common Stock (the “Class A Common Stockholders”) to be represented in the boardroom to ensure that the best interests of ALL stockholders are paramount in the decision making process, including the critical decisions relating to the allocation of capital.

We Are Concerned about the Board’s Lack of Independence

Acknowledging the Company is a “controlled company” under NASDAQ listing rules, five (5) of the Company’s eight (8) directors seeking election at the Annual Meeting are either insiders or affiliated with the Company. As long-term stockholders of Ingles Markets, we have heightened concerns that the Board (with only 38% of its directors classified as “independent”) may lack the objectivity and independence necessary to perform its critical oversight role and to evaluate opportunities on behalf of all stockholders.

In addition, we note that one (1) of the three (3) “independent” Board members, Ms. Tudor, served as CFO of the Company and as a Director of the Company from 1998 to 2005 (Ms. Tudor was again appointed to the Board in 2014). Ms. Tudor was originally employed by the Company in 1984.

We Are Concerned about Stockholders Not Having a Voice in the Ratification of the Company’s Auditor

Given the importance of the accuracy of a company’s financial statements, we believe stockholders should have a say in deciding which firm audits the Company’s financials. The fact that the three (3) “independent” directors who serve on the Audit committee, including both Class A Directors, decided not to give stockholders a voice on this fundamental issue is a cause of concern for us.

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In addition, the Company’s current CFO serves on the Board. We believe that the Board should be in a position to oversee the Company’s financial reporting and finances and the fact that the CFO serves on the Board could cause a conflict regarding this critical oversite function.

We are Concerned with the Class A Board Members’ Lack of Sufficient Stock Ownership

The two (2) members of the Board elected by Class A Common Stockholders at the 2017 annual meeting collectively own a de minimis percentage of the outstanding shares of the Company’s Common Stock, totaling just 300 shares of Class A Common Stock. In contrast, GAMCO, on behalf of its clients, and its affiliates collectively own 2,330,746 shares of Class A Common Stock, or approximately 16.5% of the outstanding shares of Class A Common Stock. We are concerned that this lack of meaningful investment in the stock of the Company by its Class A Directors creates a misalignment between the interests of the Directors and Ingles Markets’ stockholders. We believe the Class A Directors’ minimal ownership of shares of Common Stock may compromise their ability to properly address the challenges or properly evaluate the opportunities facing the Company with the best interests of stockholders in mind. Further, we believe the Board should better reflect the ownership of its long-term stockholders.

We are Concerned with the Company’s Lack of Engagement with Stockholders

The Board, in our view, has not demonstrated the ability to communicate successfully with its stockholders. The Company has not held a live conference call since May 2016. We believe that the Board should encourage management to engage with stockholders to highlight successes, address concerns and provide stockholders, investors and analysts with the opportunity to ask fundamental financial questions regarding the Company.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of eight directors, all of whom are up for election at the Annual Meeting. Each member of the Board is elected for a term of one year and until his/her successor is elected and qualified or until his/her earlier death, resignation or removal from office. In accordance with the Company’s Articles of Incorporation and Bylaws, two of the eight directors will be elected by a vote of the Class A Common Stockholders, voting as a separate class, and the remaining six directors will be elected by a vote of the holders of the Class B Common Stock, voting as a separate class. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect our two (2) Nominees, Justyn R. Putnam and John “Jack” R. Lowden, in opposition to the Company’s two (2) nominees to be elected by a vote of the Class A Common Stockholders. Accordingly, the enclosed BLUE proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to maximize stockholder value. However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value at the Company.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the Nominees. The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve directors of the Company is set forth below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States of America.

Justyn R. Putnam, age 37, has been the Managing Member of the Talanta Investment Group, LLC, an asset management firm, focusing investment on smaller publicly traded companies, utilizing intense fundamental research and a long-term investment horizon, since 2009. Prior to joining Talanta Investment Group, LLC, Mr. Putnam was employed by GAMCO Investors, Inc. (NYSE: GBL), a provider of investment advisory services to open and closed-end funds, institutional and private wealth management investors, and investment partnerships and a provider of institutional research services to institutional clients and investment partnerships, as a research analyst specializing in public company valuation from 2006 to 2009. From 2002 to 2005, Mr. Putnam was the founder and CEO of Putnam Construction Corporation, a North Carolina real estate development company. Mr. Putnam served as a director of Stanley Furniture Company, Inc. (NASDAQ: STLY) from January 2016 until December 2017, when Churchill Downs LLC signed an agreement to purchase the company’s assets. Mr. Putnam received his B.S. in Industrial Engineering from North Carolina State University and an M.B.A. in Business Administration from Columbia University.

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GAMCO believes that Mr. Putnam’s qualifications to serve on the Board include his vast investing experience and his knowledge of the food retail sector. GAMCO believes Mr. Putnam brings executive, investment and board experience and GAMCO strongly supports the nomination of Mr. Putnam for election to the Board at the Annual Meeting.

John “Jack” R. Lowden, age 60, has served as the President & Chief Investment Officer of NewCastle Partners, LLC, a private investment firm founded in 2001 which acquires manufacturing and specialty distribution businesses. Prior to such period, Mr. Lowden served as a partner of The Jordan Company, a New York based private equity firm, since 1985. Prior to that, Mr. Lowden was an investment banker for Ferris, Baker Watts, Inc. (formerly Ferris & Company), an investment banking firm, where he was engaged in mergers and acquisitions and other capital market transactions. Mr. Lowden’s corporate directorships have included numerous public and private corporations. Mr. Lowden currently serves as a Chairman at Metpar Corporation and JN Industries Inc. Mr. Lowden has been a director at Ferrellgas, Inc., the General Partner of Ferrellgas Partners LP and Ferrellgas Partners Finance Corp., since January 2003 where he currently serves on the audit committee and the head of the compensation committee. Mr. Lowden also serves as a Trustee of Wake Forest University, Winston-Salem, NC. During his 30 years in private equity, Mr. Lowden has been a principal investor and participated in the acquisitions of over 40 manufacturing, retail and distribution businesses with aggregate annual sales in excess of $2 billion. Mr. Lowden received his B.S. in Business and an M.B.A. from Wake Forest University.

GAMCO believes that Mr. Lowden’s qualifications to serve on the Board include his vast investing experience and extensive executive experience. GAMCO believes Mr. Lowden brings executive, investment and board experience and GAMCO strongly supports the nomination of Mr. Lowden for election to the Board at the Annual Meeting.

The principal business address of Mr. Putnam is 401 N. Tryon Street, 10th Floor, Charlotte, North Carolina 28202. The principal business address of Mr. Lowden is 140 Greenwich Avenue, Greenwich, Connecticut 06830.

As of the date hereof, neither of Messrs. Putnam and Lowden own beneficially or of record any securities of the Company, nor have they made any purchases or sales of any securities of the Company in the past two years. Depending on market conditions and other factors, if elected, Messrs. Putnam and Lowden intend to acquire shares of Class A Common Stock.

Other than as set forth herein, there are no arrangements or understandings between GAMCO or any of its affiliates of clients and the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

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GAMCO believes, each Nominee presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of Class A Common Stock represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Class A Common Stock represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of GAMCO that any attempt to increase the size of the current Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEE ON THE ENCLOSED BLUE PROXY CARD.

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VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Class A Common Stock or Class B Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Class A Common Stock or Class B Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Class A Common Stock or Class B Common Stock after the Record Date. Based on publicly available information, GAMCO believes that the only outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the shares of Class A Common Stock and the shares of Class B Common Stock.

The Board is currently composed of eight directors, all of whom are up for election at the Annual Meeting. In accordance with the Company’s Articles of Incorporation and Bylaws, two of the eight directors will be elected by a vote of the Class A Common Stockholders, voting as a separate class, and the remaining six directors will be elected by a vote of the holders of the Class B Common Stock, voting as a separate class. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect our two (2) Nominees in opposition to the Company’s two (2) nominees to be elected by a vote of the holders of the Class A Common Stock. Accordingly, the enclosed BLUE proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to maximize stockholder value. However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value at the Company.

Shares of Class A Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

The presence in person or by proxy of holders of a majority of the outstanding shares of Class A Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class A Common Stock. The presence in person or by proxy of holders of a majority of the outstanding shares of Class B Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class B Common Stock. If holders of shares possessing a majority of the aggregate votes represented by the Class A Common Stock and Class B Common Stock, taking into account the ten votes per share attributable to the Class B Common Stock, are present at the Annual Meeting in person or by proxy, a quorum will be present for purposes of any other matter that may be presented at the Annual Meeting. Abstentions with respect to a proposal and broker non-votes are counted for purposes of establishing a quorum. A broker non-vote occurs if a broker does not receive instructions from the beneficial owner of shares held in street name for certain types of proposals and the broker indicates it does not have authority to vote such shares.

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VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, if a quorum of each class is present at the Annual Meeting, the holders of Class A Common Stock, voting as a class, will elect two directors, and the holders of Class B Common Stock, voting as a class, will elect six directors. For purposes of the election of directors, each stockholder will have one vote for each share of Common Stock held by the stockholder as of the Record Date. Pursuant to the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

In accordance with New York Stock Exchange rules, a broker that is a member firm of that exchange does not have authority to vote shares held by it in “street name” in the election of directors unless it is instructed by the beneficial owner of such shares as to how such shares are to be voted in such election. Accordingly, if you hold your shares through a broker, you are urged to provide it voting instructions in accordance with your broker’s directions.

Cumulative voting is not applicable to the election of directors at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered to GAMCO at the address set forth on the back cover of this Proxy Statement or to the Company at P.O. Box 6676, Asheville, North Carolina 28816 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to GAMCO at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Class A Common Stock. Additionally, we may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by GAMCO. It is anticipated that the participants and certain staff members of GAMCO will participate in the solicitation of proxies in support of our Nominees set forth in this Proxy Statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. Solicitations of proxies may be made in person, by telephone, by email, through the internet, by mail and by facsimile.  Although no precise estimate can be made at the present time, it is estimated that the total expenditures in furtherance of, or in connection with, the solicitation of stockholders will not exceed $[       ]. The total expenditures to date in furtherance of, or in connection with, the solicitation of stockholders is approximately $[       ].

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Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO may seek reimbursement from the Company for those expenses if any of our Nominees is elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the stockholders.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees, GAMCO Asset Management, and Mario Gabelli are participants in this solicitation.

The principal business of GAMCO Asset Management, a New York corporation, is acting as an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others. GAMCO Asset Manager is also an investment adviser registered under the Investment Advisers Act of 1940, as amended. The principal occupation of Mario Gabelli is acting as the controlling stockholder, Chief Executive Officer and a director of GGCP, Inc. (“GGCP”), Chairman and Chief Executive Officer of GAMCO Investors, Inc. (“GBL”) and Executive Chairman of Associated Capital Group, Inc. (“AC”). GGCP makes investments for its own account and is the manager and a member of GGCP Holdings which is the controlling shareholder of GBL and AC. GBL, a public company listed on the New York Stock Exchange, is the parent company for a variety of companies engaged in the securities business, including certain of those named below. AC, a public company listed on the New York Stock Exchange, is the parent company for a variety of companies engaged in the securities business, including certain of those listed below.

The address of the principal office of each of GAMCO Asset Management and Mr. Gabelli is One Corporate Center, Rye, New York 10580.

As of the date hereof, GAMCO Asset Management beneficially owns directly 1,218,922 shares of Class A Common Stock. GAMCO Asset Management has dispositive power with respect to all of these shares of Class A Common Stock, and has voting power with respect to 1,112,922 shares of Class A Common Stock. As of the date hereof, GAMCO Asset Management’s affiliates beneficially own an additional 1,111,824 shares of Class A Common Stock. By virtue of his respective position with each of GAMCO Asset Management and its affiliates, Mr. Gabelli may be deemed to be the beneficial owner of all of the shares of Common Stock held by GAMCO Asset Management and its affiliates. As of the date hereof, GAMCO, its affiliates and Mr. Gabelli own an aggregate of 2,330,746 shares of Class A Common Stock.

The shares of Class A Common Stock beneficially owned by each of GAMCO Asset Management and its affiliates were purchased with funds that were provided through the accounts of certain investment advisory clients (and, in the case of some of such accounts at GAMCO Asset Management, may be through borrowings from client margin accounts). For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

12

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

GAMCO is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which GAMCO is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

13

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, proposals of stockholders intended to be presented at the 2018 annual meeting of stockholders of the Company (the “2018 Annual Meeting”), in order to be included in the Company’s proxy statement and the form of proxy for the 2018 Annual Meeting, must be made by a qualified stockholder and must be mailed by certified mail return receipt requested to the Company’s Corporate Secretary at Ingles Markets, Incorporated, 2913 U.S. Highway 70 West, Asheville (Black Mountain), North Carolina 28711 and must be received by the Company’s Corporate Secretary not later than [                            ].

Under the Bylaws and the Charter of the Company, there are no advance notice provisions that pertain to any stockholder proposals. According to the Company’s proxy statement, any stockholder proposal for which the Company does not receive notice on or before [                            ] shall be subject to the discretionary vote of the proxy holders at the 2018 Annual Meeting.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2018 Annual Meeting is based on information contained in the Company’s proxy statement. The incorporation of this information in this proxy statement should not be construed as an admission by GAMCO that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

GAMCO ASSET MANAGEMENT INC.

[ ] __, 201[ ]

14

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/(Sale)

GAMCO ASSET MANAGEMENT INC.

Purchase of Class A Common Stock	400	01/04/2016
Sale of Class A Common Stock	(500)	01/14/2016
Purchase of Class A Common Stock	292	03/08/2016
Purchase of Class A Common Stock	102	03/08/2016
Purchase of Class A Common Stock	400	03/09/2016
Purchase of Class A Common Stock	290	03/09/2016
Purchase of Class A Common Stock	103	03/09/2016
Sale of Class A Common Stock	(200)	06/24/2016
Sale of Class A Common Stock	(1,700)	07/07/2016
Sale of Class A Common Stock	(2,000)	07/13/2016
Sale of Class A Common Stock	(800)	07/18/2016
Sale of Class A Common Stock	(200)	07/18/2016
Sale of Class A Common Stock	(400)	07/18/2016
Sale of Class A Common Stock	(2,000)	09/12/2016
Sale of Class A Common Stock	(500)	09/16/2016
Sale of Class A Common Stock	(400)	10/21/2016
Sale of Class A Common Stock	(200)	10/24/2016
Sale of Class A Common Stock	(200)	10/31/2016
Sale of Class A Common Stock	(400)	11/02/2016
Sale of Class A Common Stock	(1,000)	11/07/2016
Sale of Class A Common Stock	(800)	11/08/2016
Sale of Class A Common Stock	(2,300)	11/14/2016
Sale of Class A Common Stock	(300)	11/14/2016
Sale of Class A Common Stock	(800)	11/14/2016
Sale of Class A Common Stock	(900)	11/15/2016
Sale of Class A Common Stock	(400)	11/15/2016
Sale of Class A Common Stock	(200)	11/15/2016
Sale of Class A Common Stock	(200)	11/22/2016
Sale of Class A Common Stock	(4,500)	12/06/2016
Sale of Class A Common Stock	(3,500)	12/07/2016
Sale of Class A Common Stock	(1,000)	12/08/2016
Sale of Class A Common Stock	(2,000)	12/09/2016
Sale of Class A Common Stock	(1,422)	12/12/2016
Sale of Class A Common Stock	(578)	12/13/2016
Sale of Class A Common Stock	(200)	12/13/2016
Sale of Class A Common Stock	(300)	12/19/2016
Sale of Class A Common Stock	(400)	01/19/2017
Purchase of Class A Common Stock	200	02/07/2017
Sale of Class A Common Stock	(125)	02/23/2017
Sale of Class A Common Stock	(875)	02/24/2017

I-1

Purchase of Class A Common Stock	147	02/24/2017
Sale of Class A Common Stock	(200)	02/27/2017
Sale of Class A Common Stock	(1,000)	03/02/2017
Sale of Class A Common Stock	(300)	03/02/2017
Sale of Class A Common Stock	(200)	03/02/2017
Sale of Class A Common Stock	(400)	03/16/2017
Purchase of Class A Common Stock	1,000	03/28/2017
Purchase of Class A Common Stock	200	04/04/2017
Sale of Class A Common Stock	(300)	04/26/2017
Purchase of Class A Common Stock	500	05/22/2017
Purchase of Class A Common Stock	4,720	06/16/2017
Purchase of Class A Common Stock	2,000	06/22/2017
Purchase of Class A Common Stock	1,300	06/29/2017
Purchase of Class A Common Stock	300	06/29/2017
Purchase of Class A Common Stock	400	07/07/2017
Purchase of Class A Common Stock	1,500	07/07/2017
Purchase of Class A Common Stock	500	07/07/2017
Purchase of Class A Common Stock	100	07/14/2017
Purchase of Class A Common Stock	300	08/09/2017
Purchase of Class A Common Stock	500	08/14/2017
Purchase of Class A Common Stock	500	08/16/2017
Purchase of Class A Common Stock	500	08/21/2017
Purchase of Class A Common Stock	500	08/22/2017
Purchase of Class A Common Stock	500	08/23/2017
Purchase of Class A Common Stock	1,000	08/29/2017
Purchase of Class A Common Stock	500	08/29/2017
Purchase of Class A Common Stock	3,000	08/29/2017
Purchase of Class A Common Stock	1,000	08/29/2017
Purchase of Class A Common Stock	1,000	08/30/2017
Purchase of Class A Common Stock	1,100	08/30/2017
Purchase of Class A Common Stock	1,000	08/30/2017
Purchase of Class A Common Stock	1,000	08/30/2017
Purchase of Class A Common Stock	400	08/30/2017
Purchase of Class A Common Stock	3,000	08/30/2017
Purchase of Class A Common Stock	600	08/30/2017
Purchase of Class A Common Stock	200	08/31/2017
Purchase of Class A Common Stock	1,000	08/31/2017
Purchase of Class A Common Stock	1,000	08/31/2017
Purchase of Class A Common Stock	800	08/31/2017
Purchase of Class A Common Stock	1,000	08/31/2017
Purchase of Class A Common Stock	1,000	08/31/2017
Purchase of Class A Common Stock	2,000	08/31/2017
Purchase of Class A Common Stock	500	08/31/2017
Purchase of Class A Common Stock	3,000	08/31/2017
Purchase of Class A Common Stock	1,000	08/31/2017
Purchase of Class A Common Stock	1,000	08/31/2017
Purchase of Class A Common Stock	400	08/31/2017
Purchase of Class A Common Stock	1,000	09/01/2017
Purchase of Class A Common Stock	1,000	09/01/2017
Purchase of Class A Common Stock	500	09/01/2017

I-2

Purchase of Class A Common Stock	1,000	09/01/2017
Purchase of Class A Common Stock	1,500	09/06/2017
Purchase of Class A Common Stock	500	09/06/2017
Purchase of Class A Common Stock	274	09/07/2017
Purchase of Class A Common Stock	100	09/07/2017
Purchase of Class A Common Stock	582	09/07/2017
Purchase of Class A Common Stock	205	09/07/2017
Purchase of Class A Common Stock	147	09/07/2017
Purchase of Class A Common Stock	345	09/08/2017
Purchase of Class A Common Stock	500	09/08/2017
Purchase of Class A Common Stock	500	09/08/2017
Purchase of Class A Common Stock	500	09/08/2017
Purchase of Class A Common Stock	500	09/08/2017
Purchase of Class A Common Stock	2,226	09/08/2017
Purchase of Class A Common Stock	355	09/08/2017
Purchase of Class A Common Stock	745	09/08/2017
Purchase of Class A Common Stock	400	09/08/2017
Purchase of Class A Common Stock	500	09/08/2017
Purchase of Class A Common Stock	500	09/11/2017
Purchase of Class A Common Stock	400	09/11/2017
Purchase of Class A Common Stock	200	09/11/2017
Purchase of Class A Common Stock	300	09/11/2017
Purchase of Class A Common Stock	500	09/12/2017
Sale of Class A Common Stock	(900)	10/04/2017
Sale of Class A Common Stock	(200)	10/10/2017
Purchase of Class A Common Stock	294	10/11/2017
Purchase of Class A Common Stock	100	10/25/2017
Sale of Class A Common Stock	(147)	11/14/2017
Purchase of Class A Common Stock	582	11/21/2017
Purchase of Class A Common Stock	205	11/21/2017
Sale of Class A Common Stock	(3,300)	12/07/2017
Sale of Class A Common Stock	(6,200)	12/08/2017
Sale of Class A Common Stock	(6,000)	12/11/2017
Sale of Class A Common Stock	(400)	12/11/2017
Sale of Class A Common Stock	(2,000)	12/12/2017

I-3

SCHEDULE II

The following table is reprinted from the definitive proxy statement filed by Ingles Markets, Incorporated with the Securities and Exchange Commission on [ ].

[To come from the Company’s definitive proxy statement]

II-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Class A Common Stock you own, please give GAMCO your proxy FOR the election of the Nominees by taking three steps:

●	SIGNING the enclosed BLUE proxy card,
●	DATING the enclosed BLUE proxy card, and
●	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Class A Common Stock A are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Class A Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact GAMCO at its address below.

GAMCO Asset Management Inc.

One Corporate Center

Rye, New York 10580

(800) 422-3554

BLUE PROXY CARD

preliminary copy subject to completion
dated DECEMBER 15, 2017

ingles markets, incorporated

2018 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF GAMCO ASSET MANAGEMENT INC.

THE BOARD OF DIRECTORS OF Ingles markets, incorporated
IS NOT SOLICITING THIS PROXY

P        R         O         X         Y

The undersigned appoints George Maldonado and David Goldman, and each of them, as attorney and agent with full power of substitution to vote all shares of Class A Common Stock, $0.05 par value per share, of Ingles Markets, Incorporated (the “Company”) which the undersigned would be entitled to vote if personally present at the 2018 Annual Meeting of Stockholders of the Company scheduled to be held at the [                       ] on [                       ], at [                    ] (local time) (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Class A Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to GAMCO Asset Management Inc. (together with its affiliates, “GAMCO”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.”

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with GAMCO’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

GAMCO STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1.

1. GAMCO’s proposal to elect Justyn R. Putnam and John “Jack” R. Lowden to serve as directors of the Company until the next annual meeting of stockholders.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominee:	Justyn R. Putnam John “Jack” R. Lowden	[ ]	[ ]	[ ]

GAMCO does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of Class A Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, GAMCO has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Class A Common Stock represented by this proxy card will be voted for such substitute nominee(s).

Note: If you do not wish for your shares of Class A Common Stock or Class B Common Stock to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line below. Your Shares will be voted for the remaining nominee(s).

______________________________________________________

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.